                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

              We hereby consent to the incorporation by reference in the
Prospectus constituting part of this Registration Statement on Form S-3 of
Ziff-Davis Inc. of:

     (I)  our report dated March 28, 2000, except for notes 1, 21 and 22 which are as of April 13, 2000, appearing on page F-14 of Ziff-Davis Inc.'s
          Annual Report on Form 10-K for the year ended December 31, 1999 relating to the Consolidated Financial Statements of Ziff-Davis Inc.
          at December 31, 1998 and 1999 and for each of the three years in the period ended December 31, 1999;

     (II) our report dated March 28, 2000, except for note 16 which is as of
          April 13, 2000, appearing on page F-62 of Ziff-Davis Inc.'s Annual
          Report on Form 10-K for the year ended December 31, 1999 relating to the Combined Financial Statements of ZDNet (a division of Ziff-Davis
          Inc.) at December 31, 1998 and 1999, and for each of the three years in the period ended December 31, 1999;

     (III) our report dated February 22, 1999 appearing on page III-39 of
          Ziff-Davis Inc.'s Proxy Statement dated February 7, 2000 relating to the Consolidated Financial Statements of Ziff-Davis Inc. at December
          31, 1997 and 1998, and for each of the three years in the period ended
          December 31, 1998.

     (IV) our report dated February 22, 1999 appearing on page IV-49 of
          Ziff-Davis Inc.'s Proxy Statement dated February 7, 2000 relating to the Combined Financial Statements of ZD (a division of Ziff-Davis
          Inc.) at December 31, 1997 and 1998, and for each of the three years in the period ended December 31, 1998;

     (IV) our report dated February 22, 1999 appearing on page V-41 of
          Ziff-Davis Inc.'s Proxy Statement dated February 7, 2000 relating to the Combined Financial Statements of ZDNet (a division of Ziff-Davis,
          Inc.) at December 31, 1997 and 1998, and for the period from February
          29, 1996 to December 31, 1996 and for the years ended December 31,
          1997 and 1998.

              We also consent to the reference to us under the heading "Experts"
in such Prospectus.

/s/ Pricewaterhouse Coopers LLP

PricewaterhouseCoopers LLP

New York, New York

September 11, 2000